Wyoming Secretary of State
2020 Carey Avenue, Suite 700
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: Business@wyo.gov

WY Secretary of State
FILED: 03/31/2018 01:15 PM
ID: 2018-000796587

Foreign Profit Corporation
Articles of Continuance

Pursuant to W.S. 17-16-1810 the undersigned hereby submits the following Articles of Continuance:

1. Corporation name:

Emergent Health Corp

2. Incorporated under the laws of: Nevada
(State or country)

3. Date of incorporation: 04/27/2006
(Date – mm/dd/yyyy)

4. Period of duration: Pereptual
(This is referring to the length of time the corporation intends to exist and not the length of time it has been in existence. The most common term used is "perpetual.")

5. Mailing address of the corporation:

10120 Valley Forge Circle
King of Prussia, PA 19406

6. Principal office address:

510 Kennett Pike
PO Box 115
Chadds Ford, PA 19317

7. Name and physical address of its registered agent:
(The registered agent may be an individual resident in Wyoming or a domestic or foreign business entity authorized to transact business in Wyoming. ***The registered agent must have a physical address in Wyoming.*** *If the registered office includes a suite number, it must be included in the registered office address. A Drop Box is not acceptable. A PO Box is acceptable if listed* ***in addition to a physical address.****)*

Name: NPC World Services Inc.

Address: 702 S Brooks Avenue
Gillette, WY 82716

(If mail is received at a Post Office Box, please list above ***in addition to the physical address.****)*

Received
MAR 26 2018
Secretary of State
Wyoming

8. Purpose of the corporation which it proposes to pursue in the transaction of business in this state:

Any and all legal business

9. Names and respective addresses of its officers and directors:

Office	Name	Address
President	Gregory M McCauley	510 Kennett Pike, PO Box 115, Chadds Ford, PA 19317
Vice President		
Secretary	John V Cappello	510 Kennett Pike, PO Box 115, Chadds Ford, PA 19317
Treasurer	John V Cappello	510 Kennett Pike, PO Box 115, Chadds Ford, PA 19317
Director	John V Cappello	510 Kennett Pike, PO Box 115, Chadds Ford, PA 19317
Director	Gregory M McCauley	510 Kennett Pike, PO Box 115, Chadds Ford, PA 19317
Director		

10. Aggregate number of shares or other ownership units which it has the **authority to issue.**
(Itemize by classes, par value of shares, shares without par value and series, if any, within a class.)

200,000,000 Common Shares @ $0.001 par value

11. Aggregate number of **issued shares** or other ownership units.
(Itemize by classes, par value of shares, shares without par value and series, if any, within a class.)

54,930,000 Common Shares @ $0.001 par value

12. The corporation accepts the constitution of the state of Wyoming in compliance with the requirement of Article 10, Section 5 of the Wyoming Constitution.

Signature: John Cappello
(Shall be executed by an officers or director of the corporation.)

Date: 3/19/2018
(mm/dd/yyyy)

Print Name: John Cappello

Title: Sec. / Treas.

Contact Person: John Cappello & Greg McCauley, Esq.

Daytime Phone Number: (702) 253-7499

Email: jvc689@ymail.com;gmccauley@mlotax.com

(Email provided will receive annual report reminders and filing evidence.)
**May list multiple email addresses*

State of PA County of Montgomery
The foregoing instrument was acknowledged before me by John Cappello.
Signatory's Printed Name

[signature] 03/19/2018 07/30/2018
Notary Public's Signature *Notary Date (mm/dd/yyyy)* *Notary's Commission Expiration*

Notarial Seal:
COMMONWEALTH OF PENNSYLVANIA
NOTARIAL SEAL
Douglas C. Rumbaugh, Notary Public
Upper Merion Twp., Montgomery County
My Commission Expires July 30, 2018
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

Wyoming Secretary of State
2020 Carey Avenue, Suite 700
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: Business@wyo.gov

Consent to Appointment by Registered Agent

I, NPC World Services Inc. , registered office located at
(name of registered agent)

702 S Brooks Avenue
Gillette, WY 82716
voluntarily consent to serve

* *(registered office physical address, city, state & zip)*

as the registered agent for Emergent Health Corp
(name of business entity)

I hereby certify that I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: ______________________ **Date:** 03/21/2018
(Shall be executed by the registered agent.) *(mm/dd/yyyy)*

Print Name: Sara Moore Daytime Phone: (702) 253-7499

Title: President Email: sara@npcworld.com

Registered Agent Mailing Address (if different than above): 6490 W Desert Inn Rd
Las Vegas, NV 89146

***If this is a current registered agent changing their registered address on file, complete the following:**

Previous Registered Office(s):

I hereby certify that:

- After the changes are made, the street address of my registered office and business office will be identical.
- This change affects every entity served by me and I have notified each entity of the registered office change.
- I certify that the above information is correct and I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: ______________________ **Date:**
(Shall be executed by the registered agent.) *(mm/dd/yyyy)*

EMERGENT HEALTH CORP

510 Kennett Pike, PO Box 115, Chadds Ford, PA 19317

This meeting of the Officers and Directors of Emergent Health Corp was held in the offices of the company on March 16, 2018.

RESOLVED: That all present hereby authorize a transfer to continue existence of the Corporation (Emergent Health Corp) into Wyoming.

RESOLVED: Once the Corporation is continued into Wyoming, the Corporation will be dissolved in Nevada.

There being no further business, the meeting was adjourned.

John V Cappello

John V Capello, Director

3/16/2018

Date

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

March 21, 2018

Job Number: C20180321-1316
Reference Number: 00010926291-50
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20060268257-98	Articles of Incorporation	1 Pages/1 Copies
20070348601-91	Amendment	1 Pages/1 Copies
20080484000-26	Amendment	1 Pages/1 Copies
20140711025-73	Amendment	1 Pages/1 Copies
20140761268-57	Amendment	1 Pages/1 Copies

Respectfully,

Barbara K. Cegavske

Barbara K. Cegavske
Secretary of State

Certified By: Paul Reyes
Certificate Number: C20180321-1316

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Incorporation

(PURSUANT TO NRS 78)

Filed in the office of	Document Number
Dean Heller (signature)	20060268257-98
Dean Heller Secretary of State State of Nevada	Filing Date and Time 04/27/2006 4:05 PM
	Entity Number E0321122006-2

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:

ROLLING STONE RETIREMENT COMMUNITY, INC.

2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)

Name: CSC SERVICES OF NEVADA, INC.

Street Address	City	State	Zip Code
502 EAST JOHN STREET	Carson City	Nevada	89706

Optional Mailing Address	City	State	Zip Code

3. Shares: (number of shares corporation authorized to issue)

Number of shares with par value: 50,000,000 Common 20,000,000 Preferred Par value: $ 0.001 Number of shares without par value:

4. Names & Addresses, of Board of Directors/Trustees: (attach additional page there is more than 3 directors/trustees)

1. Name: MORRIS DIAMOND

Street Address	City	State	Zip Code
2541 MONROE AVE	ROCHESTER	NY	14618

2. Name:

Street Address	City	State	Zip Code

3. Name:

Street Address	City	State	Zip Code

5. Purpose: (optional-see instructions)

The purpose of this Corporation shall be:

6. Names, Address and Signature of Incorporator. (attach additional page there is more than 1 incorporator)

Name: CSC SERVICES OF NEVADA, INC. Signature: Norma Hill

Address	City	State	Zip Code
502 EAST JOHN STREET	CARSON CITY	NV	89706

7. Certificate of Acceptance of Appointment of Resident Agent:

I hereby accept appointment as Resident Agent for the above named corporation.

Norma Hill
Authorized Signature of R. A. or On Behalf of R. A. Company

Date 4/27/06

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number 20070348601-91
Ross Miller Secretary of State State of Nevada	Filing Date and Time 05/18/2007 7:42 AM
	Entity Number E0321122006-2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Rolling Stone Retirement Community, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article 1 has been amended to read as follows: "Name of Corporation: Emergent Health Corp."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 6,679,280

4. Effective date of filing (optional): 5/20/07

(must not be later than 90 days after the certificate is filed)

5. Officer Signature **(Required)**: X John V. Cappello

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number
	20080484000-26
Ross Miller	Filing Date and Time
Secretary of State	07/18/2008 7:58 AM
State of Nevada	Entity Number
	E0321122006-2

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Emergent Health Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 has been amended reducing the outstanding shares from 10,279,216 to 205,584 based upon a reverse split of 1 share for 50 shares. Authorized shares of common and preferred remain the same.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 6,000,000

4. Effective date of filing: (optional) 7/10/08

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X John V. Cappello, D.O., President

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of

Ross Miller
Secretary of State
State of Nevada

Document Number
20140711025-73
Filing Date and Time
10/10/2014 2:00 PM
Entity Number
E0321122006-2

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Emergent Health Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 has been amended to read as follows:
The Corporation is authorized to issue one hundred million (100,000,000) common shares and twenty million (20,000,000) preferred shares both with a par value of $.001 per share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 79.6%

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X Stephen A. Hussey CEO

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090203

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20140761268-57
Ross Miller Secretary of State State of Nevada	Filing Date and Time 11/13/2014 1:10 PM
	Entity Number E0321122006-2

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Emergent Health Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 has been amended to read as follows:
The Corporation is authorized to issue two hundred million (200,000,000) common shares and twenty million (20,000,000) preferred shares both with a par value of $.001 per share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 79.6%

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X Stephan A. Hussey CEO
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

STATE OF WYOMING
Office of the Secretary of State

I, EDWARD A. BUCHANAN, Secretary of State of the State of Wyoming, do hereby certify that

Emergent Health Corp

an entity originally organized under the laws of Nevada on April 27, 2006, did on March 31, 2018 apply for a Certificate of Registration and filed Articles of Continuance in the office of the Secretary of State of State of Wyoming.

I further certify that **Emergent Health Corp** renounced its jurisdiction of formation and is now formed under the laws of the State of Wyoming in accordance with Wyoming statutes.

I have affixed hereto the Great Seal of the State of Wyoming and duly executed this official certificate at Cheyenne, Wyoming on this **31st** day of **March**, **2018**.

Edward A. Buchanan

Secretary of State

By: Bailey Johnson

Filed Date: 03/31/2018

130205

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of Barbara K. Cegavske Secretary of State State of Nevada	Document Number 20180153305-08
	Filing Date and Time 04/02/2018 10:28 AM
	Entity Number E0321122006-2

Certificate of Dissolution

(PURSUANT TO NRS 78.580)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Dissolution
For a Nevada Profit Corporation
Before or After Issuance of Stock and After Beginning of Business
(Pursuant to NRS 78.580)

1. Name of corporation:

Emergent Health Corp

2. Entity or NV I.D. number: E0321122006-2

3. The resolution to dissolve said corporation has been approved by the directors or both the directors and stockholders as provided in NRS 78.580(1) and (2). The names and addresses of the **president, secretary, treasurer and all directors*** are:

Gregory M McCauley Name of president	510 Kennett Pike, PO Box 115, Chadds Ford, PA 19317 Address
John V Cappello Name of secretary	510 Kennett Pike, PO Box 115, Chadds Ford, PA 19317 Address
John V Cappello Name of treasurer	510 Kennett Pike, PO Box 115, Chadds Ford, PA 19317 Address
John V Cappello Name of director	510 Kennett Pike, PO Box 115, Chadds Ford, PA 19317 Address
Gregory M McCauley Name of additional director, if any	510 Kennett Pike, PO Box 115, Chadds Ford, PA 19317 Address

4. Effective date and time of dissolution:(optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X John V Cappello, Sec/Treas
Signature of Officer

3/19/2018
Date

*attach a plain 8 1/2" x 11" sheet to list additional directors.

FILING FEE: $100.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Received
APR - 9 2018
Secretary of State
Wyoming